                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                    URBAN IMPROVEMENT FUND LIMITED 1973 II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     URGENT -- IMMEDIATE ACTION REQUESTED

                    URBAN IMPROVEMENT FUND LIMITED -- 1973-II

                                PROXY STATEMENT

GENERAL

         This Proxy Statement is being furnished to the Limited Partners of Urban Improvement Fund Limited -- 1973-II, a California limited partnership (the "Partnership") by Interfinancial Real Estate Management Company, a Washington corporation and general partner of the Partnership (the "General Partner"). It is to be used in connection with the solicitation of proxies for use at a Special Meeting of Limited Partners, and at any adjournments thereof. This Proxy Statement will first be mailed to the limited partners of the Partnership ("Limited Partners") on or about May 12, 1997.

         The Special Meeting of Limited Partners will be held on May 28, 1997 at 10:00 a.m., local time, at the principal executive offices of the Partnership, 1201 THIRD AVENUE, SUITE 5400, SEATTLE, WASHINGTON 98101. The telephone number of the General Partner is (206) 622-9900. The Special Meeting has been called to consider and vote upon an amendment to the Partnership Agreement which would (1) authorize the Partnership to grant a deed in lieu of foreclosure with respect to any project or interest therein for the purpose of avoiding or delaying an imminent foreclosure sale of such project or interest therein, and (2) further authorize the General Partner to consent to the workout agreement (the "Workout Agreement") between Mott Haven VII Associates and Mott Haven VIII Associates ("MHA VII and VIII") and the U. S. Department of Housing and Urban Development ("HUD") and to execute and/or consent to all documents necessary to effectuate the terms of the Workout Agreement.

FORM OF PROXY

         A form of proxy hereby solicited is set forth as Exhibit A to this Proxy Statement. By completing, executing and returning the accompanying proxy (marked "For Execution by Investor"), a Limited Partner appoints Roy Lee, III and Thomas M. Curran, or either of them, with full power of substitution, his attorney-in-fact to vote all units in the Partnership (the "Units") held by him as a Limited Partner at the Special Meeting and any adjournments thereof with respect to approval or disapproval, as the Limited Partner specifies, of the proposed amendment to the Partnership Agreement.

VOTING AT THE SPECIAL MEETING

         The General Partner has determined that Limited Partners of record as of the close of business on April 15, 1997 are entitled to notice of and to vote at the Special Meeting. Each Limited Partner is entitled to one vote for each Unit held. The proposed amendment is subject to the approval of a majority in interest of the Limited Partners of the Partnership. There are 12,031 Units outstanding as of April 15, 1997, and the number of Limited Partners of record as of such date is 575.

         All proxies will be voted in the manner indicated thereon by the Limited Partners. Any proxy executed and returned by a Limited Partner that does not specify whether the Limited Partner wishes to approve or disapprove the proposed amendment will be voted for approval of the amendment. If no proxy is received from a Limited Partner and the Limited Partner does not vote in person at the Special Meeting, or if the Limited Partner otherwise abstains from voting, this will have the same effect as if the Limited Partner voted against the amendment.

         A Limited Partner may revoke his proxy at any time prior to voting by filing with the General Partner either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting, by itself, will not revoke a proxy.

         All questions as to the validity, form, eligibility, time of receipt, and acceptance of any proxies will be determined by the General Partner in its sole discretion, which determination will be final and binding.

         There are no contracts, arrangements, understandings or relationships between the General Partner or its affiliates and any Limited Partner regarding the voting of proxies at the Special Meeting. The General Partner owns less than 1% of the outstanding Units in the Partnership, which it intends to vote for the proposed amendment. No Limited Partner owns more than 5% of the outstanding Units. In addition to the use of the mail, proxies may be solicited by telephone or personally by the directors, officers and employees of the General Partner, none of whom will receive any extra compensation for such services. The costs of the preparation of this Proxy Statement and of the solicitation of proxies will be borne by the Partnership.

PROPOSED AMENDMENT TO PARTNERSHIP AGREEMENT

         Limited Partners at the Special Meeting will be asked to consider and vote upon an amendment to the Partnership Agreement which would: (1) authorize the Partnership to grant a deed in lieu of foreclosure with respect to any project or interest therein for the purpose of avoiding an imminent foreclosure sale of such project or interest therein and (2) further authorize the General Partner to consent to the Workout Agreement and to execute and/or consent to all documents necessary to effectuate the terms of the Workout Agreement. A copy of the proposed amendment is attached hereto as Exhibit B.

BACKGROUND OF PROPOSED AMENDMENT

         Section 9.C(1)(iv) of the Partnership Agreement presently provides that the Partnership may not sell any project, or interests therein, except exempted sales to qualified tenant groups, if the cash proceeds would be less than the taxes at the then maximum state and federal capital gains tax rates. This restriction was designed to assure that the Limited Partners' tax liability would not exceed the proceeds from a given sale of any Partnership project or interest therein.

         The General Partner has been asked to consent, on behalf of the Partnership, to the Workout Agreement. Under the Workout Agreement, MHA VII and VIII, partnerships in which the Partnership has invested, will execute deeds in lieu of foreclosure to HUD. A copy of the Workout Agreement is attached as Exhibit C. The current Partnership Agreement may prohibit the General Partner from consenting to the Workout Agreement.

         As previously reported to you, MHA VII and VIII have defaulted on their mortgage notes ("Notes") to HUD. The Notes are secured by properties of MHA VII and VIII known as the Developments. HUD has the right to immediately foreclose on the Notes and sell the Developments at a foreclosure sale and has threatened to do so unless MHA VII and VIII agree to the Workout Agreement and a Mortgagee in Possession Agreement ("MIP Agreement") (attached as Exhibit D) proposed by HUD.

         The Workout Agreement is intended to accomplish the following:

         1. Restructure the debt of MHA VII and VIII and put the Developments into financial balance.

         2. Help revitalize the neighborhood through community based programs and organizations.

         3. Undertake a Redevelopment Plan to update the Developments to today's housing markets funded by new debt, private investment, grants and other government assistance.

         4. Change property management to local qualified entrepreneurs and neighborhood organizations.

In order to acquire the necessary capital to accomplish the foregoing, the Workout Agreement contemplates identifying potential successor general partners and transferring the ownership interest in the Developments to this new ownership structure.

         Under the terms of the Workout Agreement, HUD would become Mortgagee-in-Possession ("MIP") of the Developments, and MHA VII and VIII would operate the Developments under the Workout Agreement as Asset Manager. MHA VII and VIII would be required to deposit in escrow deeds in lieu of foreclosure to the Developments securing the Notes. Attached as Exhibit E and F are copies of the deeds and escrow instructions. HUD would be entitled to take the deeds if MHA VII and VIII default on their obligations under the Workout Agreement or the MIP Agreement, or if MHA VII and VIII remain the owners of record of the Developments on or after January 2, 1998. The deeds may be canceled upon the written instructions of HUD and MHA VII and VIII.

         The General Partner proposes that the Partnership Agreement be amended to provide a limited exception to the general restriction of Section 9.C(1)(iv). The General Partner believes that other situations may arise in addition to MHA VII and VIII in which it would be advantageous to the Partnership to grant a deed in lieu of foreclosure to a project or interest therein for the purpose of entering into a workout agreement that might avoid foreclosure or other disposition of the project or the Partnership's interest therein.

         As presently written, the Partnership Agreement may prohibit the Partnership from granting a deed in lieu of foreclosure because the deed may be considered a sale and the tax liabilities may exceed the cash proceeds. However, the General Partner is not executing a deed (the general partner of MHA VII and VIII is executing the deed) and, the General Partner therefore does not believe that it is "a sale"; however, to avoid any ambiguity, the General Partner is seeking the consent of the Limited Partners to amend the Partnership Agreement to specifically approve this transaction and other similar transactions that might occur in the future.

         Pursuant to Section 18 of the Partnership Agreement, the proposed amendment, which has been endorsed by the General Partner, must be consented to by a majority in interest of the Limited Partners. A vote for approval will mean adoption of the amendment to the Partnership Agreement described above.

PURPOSE OF THE PROPOSED AMENDMENT; RECOMMENDATION OF THE GENERAL PARTNER

         The General Partner believes that the adoption of the proposed amendment to the Partnership Agreement will facilitate the Partnership's ability to avoid the costs associated with foreclosure sales and/or to enter workout agreements which enable the Partnership to defer the tax consequences of an otherwise imminent foreclosure.

         If the Partnership does not consent to the Workout Agreement, it is more likely than not that HUD will take the necessary steps to sell the Developments at a foreclosure sale some time in 1997. Such a foreclosure sale will most probably not result in the return of any cash to the Limited Partners but would result in the recognition of a significant taxable gain by each Limited Partner.

         The taxable gain for the Limited Partners in the aggregate is estimated to be $5,167,883 or approximately $429.55 for each Unit. This gain will be passive in nature and may be offset by any suspended passive loss carry-forwards you may have. It is estimated that the maximum tax due on this gain would total approximately $1,990,927 for all Limited Partners or $165.48 per Unit. We strongly suggest that you carefully review this matter with your tax advisor.

         The purpose of this proxy is to request the Limited Partners to approve the amendment in order to delay the loss of Property through foreclosure by HUD until tax year 1998 at the earliest.

         Furthermore, the operation of the Developments under the Workout Agreement will be subject to certain risks generally incidental to the operation of the Developments, including but not limited to adverse changes in general economic and local conditions, such as an oversupply of rental Units, or a decrease in employment, reducing demand for rental Units in the area surrounding the Developments, adverse changes in property tax rates or unexpected deferred maintenance.

         The HUD Workout Agreement is for a short term and HUD Workout guidelines require that the HUD Workout be reviewed and reapproved on an annual basis. Although the Partnership's goal will be to defer any taxable event until tax year 1998 and possibly thereafter, in the event the Partnership fails to meet the terms and conditions of the HUD Workout, or if HUD or any subsequent mortgage lender decides not to renew the HUD Workout, or for any other reason beyond the General Partner's control, HUD may terminate the HUD Workout and commence foreclosure proceedings.


         The General Partner, for the reasons set forth above, recommends approval of the proposed amendment to the Partnership Agreement to be considered at the Special Meeting of Limited Partners.

LEGAL MATTERS

         Special counsel to the General Partner, is of the opinion that the amendment proposed herein, when adopted by Limited Partners holding the requisite number of Units, will constitute a legal amendment to the Partnership Agreement under the laws of the State of California. See Exhibit G.

                                   EXHIBIT A

                                     PROXY
                           FOR EXECUTION BY INVESTOR

                        PLEASE COMPLETE, SIGN AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE


         For delivery at the Special Meeting of Limited Partners of Urban Improvement Fund Limited 1973-II (the "Partnership") to be held May 28, 1997 and adjournments thereof.

         SOLICITED ON BEHALF OF THE GENERAL PARTNER.

         The undersigned Limited Partner hereby:

         1. Acknowledges receipt of the Notice of Special Meeting of Limited Partners of the Partnership, and the accompanying Proxy Statement, all dated May 12, 1997 ("Proxy Materials");

         2. Appoints Roy Lee, III and Thomas M. Curran, or either of them, as proxies each with full power to appoint his substitute;

         3. Authorizes the proxies to represent and to vote all of the Units in the Partnership held of record by the undersigned on April 15, 1997, at the Special Meeting of Limited Partners to be held on May 28, 1997 or any adjournments thereof; and

         4.       Directs the proxies to:

                  a. Approve _____ Disapprove _____ Abstain _____ with respect to amending the Certificate and Agreement of Urban Improvement Fund Limited -- 1973-II (the "Partnership Agreement") as set forth in Exhibit B to the Proxy Materials; and

                  b. Approve _____ Disapprove _____ Abstain _____ with respect to authorizing the General Partner to consent to the Workout Agreement.

         This proxy will be voted as directed by the undersigned. If this proxy is executed and returned and no direction is indicated, this proxy will be voted to APPROVE the above-referenced amendment to the Partnership Agreement and to APPROVE authorizing the General Partner to consent to the Workout Agreement.

         When Units in the Partnership are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.


DATED: ____________________, 1997



                             ---------------------------------------------------
                                                (Signature)


                             ---------------------------------------------------
                             Name (Please Print)


                             ---------------------------------------------------
                             (Signature if held jointly)


                             ---------------------------------------------------
                             Name (Please Print)



PLEASE PROMPTLY MARK, SIGN
DATE AND RETURN THE PROXY
IN THE ENCLOSED ENVELOPE

                                   EXHIBIT B

                             PROPOSED AMENDMENT TO
            AMENDED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                    URBAN IMPROVEMENT FUND LIMITED -- 1973-II

         The Amended Certificate and Agreement of Limited Partnership (the "Partnership Agreement") of Urban Improvement Fund Limited -- 1973-II (the "Partnership") is further amended as follows:

         Section 9.C(1)(iv) of the Partnership Agreement is amended to read as follows:

                  (iv) The Partnership will not sell any Project or interests therein, except exempted sales to qualified tenant groups, if the cash proceeds would be less than the taxes at the then maximum state and federal capital gains tax rates. (Upon such sales the Partnership will distribute to the Partners from the proceeds sufficient cash to pay the state and federal capital gains tax at the then maximum rates and distribute to the Partners the balance of the proceeds). However, nothing in this section shall prohibit the Partnership from: (a) granting a deed in lieu of foreclosure for any Project, or interests therein and (b) consenting to that certain Workout Agreement between the U.S. Department of Housing & Urban Development and Mott Haven Associates numbers I through VIII and to consent to and/or execute all documents necessary to effectuate the terms of that Workout Agreement.

         Except as expressly amended by this amendment, the Partnership Agreement shall remain in full force and effect.


DATED:                            URBAN IMPROVEMENT FUND -- 1973-II
                                  By:  INTERFINANCIAL REAL ESTATE MANAGING
---------------------------       COMPANY (for itself as General Partner of the
                                  Partnership, and as attorney-in-fact for each
                                  Limited Partner of the Partnership)




                                  By
                                    --------------------------------------------

                                                Its President

                           INTERIM WORKOUT AGREEMENT

        THIS INTERIM WORKOUT AGREEMENT (this "Agreement") dated as of September 1, 1996, is entered into by and among the U.S. DEPARTMENT OF HOUSING & URBAN DEVELOPMENT ("HUD"), each of the Partnerships designated MOTT HAVEN ASSOCIATES NUMBERS ONE THROUGH EIGHT (collectively referred to herein as the "Owners"), and the GENERAL PARTNERS (further described hereinafter at Recital R-3) of the Owners.

                                   RECITALS:

        R-1.    The Owners are the owners of record of the eight (8) projects commonly known as the Jose De Diego Beekman Houses Phases I-VIII (collectively, the "Development"), a group of five and six story residential apartment buildings located in South Bronx, New York, as more particularly described on Exhibit A attached hereto.

        R-2.    Phase I of the Development is identified as FHA Project No.
012-44043 ("Phase I"); Phase II of the Development is identified as FHA Project No. 012-44051 ("Phase II"); Phase III of the Development is identified as FHA Project No. 012-44052 ("Phase III"); Phase IV of the Development is identified as FHA Project No. 012-44053 ("Phase IV"); Phase V of the Development is identified as FHA Project No. 012-44054 ("Phase V"); Phase VI of the Development is identified as FHA Project No. 012-44134 ("Phase VI"); and Phase VII of the Development is identified as FHA Project No. 012-44140 ("Phase VII"); and Phase VIII of the Development is identified as FHA Project No. 012-44160 ("Phase VIII") (Phase I, Phase II, Phase III, Phase IV, Phase V, Phase VI, Phase VII, and Phase VIII are each individually referred to herein as a "Project" and collectively as the "Projects"). The Projects were initially developed in cooperation with HUD in the Project Rehabilitation Program, an experimental housing initiative.

        R-3.    M.H. Development Corp. ("M.H. Development") is the general partner of Phase I, Phase II, Phase III, and Phase V and Wingate Development Corp. ("Wingate Development") is the general partner of Phase IV, Phase VI, Phase VII and Phase VIII (M.H. Development and Wingate Development are collectively referred to herein as the "General Partners").

        R.4. The HUD-insured mortgage loans with respect to Phase I, Phase II and Phase III had previously incurred mortgage defaults and were assigned to HUD because of the inability of the tenants to pay increased rents resulting from increased operating expenses at the Assigned Loan Projects. In addition, Phase VI has recently been assigned, and Phase V



                                  EXHIBIT C-1
and Phase VIII have incurred financial default and are in various states of "assignment" by the mortgagee to HUD (Phase I, Phase II, Phase III, Phase V, Phase VI, and Phase VIII are hereafter collectively referred to as the "Assigned Loan Projects"). All of the Projects in the entire Development would have experienced mortgage loan defaults (and the Assigned Loan Projects would have been unable to pay debt service and operating expenses) had HUD not provided project-based assistance in the form of Section 8 Loan Management Set-Aside Contracts (the "LMSA Contracts") that currently exist at the Development.

        R-5.    Although the HUD-insured mortgage loans with respect to Phase IV and Phase VII are not in payment default, the physical condition of each such Project is such that each may be in non-monetary default. Moreover, upon the expiration and anticipated nonrenewal of the LMSA Contracts relating to each Project, any Project not then in payment default will immediately become so.

        R-6.    The General Partners have operated and Unidos Management
("Unidos") has managed the Projects for the past 25 years. Unidos and the General Partners, together with the Owners, have had to deal with the numerous sociological and economic changes that the South Bronx has endured during that period. Notwithstanding the many difficulties that currently exist, the General Partners, the Owners and Unidos have maintained occupancy at the Development high in the 90th percentile and has continued to meet most of its financial obligations.

        R-7.    Despite the efforts of the General Partners, the Owners and
Unidos to preserve the Development and provide decent and affordable housing, the financial stability of the Development is threatened by of the imminent expiration of the LMSA Contracts and the likelihood that they will not be renewed for Federal budget and policy reasons.

        R-8.    HUD, the Owners and the General Partners believe that it is in the best interests of the Development and its tenants that the Projects be renovated and reconfigured, and that such result can best be accomplished through replacement of the existing management and ownership structure with community-based owners and managers.

        R-9.    HUD, the Owners and the General Partners desire to enter into this Agreement in order to provide for an interim period within which (i) immediately needed repairs of the Development can be carried out and long-term renovation planned, (ii) appropriate community-based owners and managers can be identified, and (iii) a plan for transition to a new ownership and management structure can be developed.

        NOW, THEREFORE, FOR AND IN CONSIDERATION OF the recitals hereinabove set forth and the respective agreements and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:



                                  EXHIBIT C-2

1. Recitals. The Recitals set forth above, including, but not limited to, the representations made therein, are incorporated in this Agreement by reference and are made part of this Agreement as if restated herein in their entirety.

2. Term; Survival of Obligations. The term of this Agreement shall commence on the date of execution hereof and shall terminate no later than midnight on December 1, 1996 (the "Termination Date"). On and after the Termination Date, Owners agree that, subject to the terms and conditions hereinafter set forth at Section 4, Owners will cooperate with any action taken by HUD to become Mortgagee-In-Possession ("MIP") with respect to any or all of the Projects. The term of this Agreement may be extended by the mutual written consent of the parties. The parties acknowledge and agree that many of the actions required or contemplated by this Agreement are to take place or to continue after the Termination Date, and that the passage of the Termination Date does not relieve any of the parties of any such continuing obligation.

3. Purpose of Agreement. The purpose of this Agreement is to provide a limited time period (the "Interim Period") within which the parties will pursue the objectives and take the actions described in this Section 3.

    3.1 New Management. ARCO Management Company of Suffern, New York ("ARCO") will replace Unidos as the property management of the Development no later than September 1, 1996, or as soon thereafter as ARCO determines that it can do so, and prior to such replacement, the General Partners agree to instruct Unidos to provide such information and assistance to ARCO as ARCO may require to enable it to commence upon its various duties as contemplated by the Management Agreements and this Agreement at the earliest possible date. ARCO will be responsible to the Owners for the administration and maintenance of the Projects in accordance with the respective Management Agreements and the applicable HUD requirements, as well as for the coordination of involvement by the tenants and the South Bronx community in the revitalization of the Development. In accordance with a management plan developed by ARCO and approved by HUD and the Owners, ARCO will be expected to subcontract certain functions and responsibilities, particularly at the tenant service level, to qualified community-based organizations (the "Subcontractors") chosen by HUD, upon the advice of ARCO and with the approval of the General Partners. ARCO, in cooperation with HUD, will furnish information to the current tenants and the South Bronx community relating to the implementation of management improvements, the taking of action against crime and drug-related activities, and a physical improvements plan for the Development.

    3.2 Assignment of All Project Loans. Consistent with their fiduciary duties to the limited partners of the Owners, the General Partners will cooperate with HUD to complete the assignment of the mortgages relating to Phase IV, Phase V and Phase VII to HUD.


                                  EXHIBIT C-3

        3.3 Renovation Program. In order to protect the physical condition of the Development, HUD will permit revenues from each of the Projects (the "Revenues") to be applied by ARCO to the payment of expenses for meeting the immediate needs of such Projects for repairs and improvements, as identified by ARCO and approved by HUD and the Owners (the "Short-Term Renovation Plan") and to begin the long-term renovation and reconfiguration of the Development. ARCO may employ the Subcontractors or such other parties as are approved by the General Partners (and HUD, if such approval is required) to make such repairs and improvements. The General Partners will monitor the performance of ARCO and any subcontractors in the carrying out of the Short-Term Renovation Plan and any other repair work, and will be responsible for approving the application of Revenues to make payment for repairs satisfactorily performed. The Owners will also, with HUD consent, instruct ARCO to complete or contract for the completion of the assessment of the physical needs of the Development for long-term renovation, and will cooperate in such assessment.

        3.4 Redevelopment and Reconfiguration of Development. In order to renew the Development and provide for its long-term viability as decent, affordable housing, HUD will require the preparation of a plan comprehending the redevelopment of the Projects (the "Long-Term Redevelopment Plan"). The Long-Term Redevelopment Plan will address both the physical needs and the financial requirements of the Development. With respect to physical needs, the plan will take into account such matters as building security, energy efficiency and possible reconfiguration of the Development. The financial component of the Long-Term Redevelopment Plan will assess the costs of renovating and reconfiguring the Development, and of operating it after completion of all needed work, taking into account the impact of the termination and non-renewal of the LMSA Contracts. It will also address options for meeting such costs, including financing and capital assistance from HUD and other sources of assistance, such as Low-Income Housing Tax Credits ("LIHTCs"). It is contemplated that the Long-Term Redevelopment Plan will be created during the Interim Period, and its implementation may be commenced in that period, as well. Finally, the plan will address the social needs of the Development and its tenants, considering such matters as social services, security and job training, and possible funding sources for meeting those needs.

        3.5 New Ownership Structure. The Parties acknowledge and agree that the significant capital infusion that will be required under the Long-Term Redevelopment Plan can be best accomplished through a revised, locally-based ownership structure. The parties agree to cooperate with each other throughout the Interim Period to develop a Transition Plan (the "Transition Plan") for the transfer of the ownership of the Development to such a new ownership structure. The Transition Plan will address such questions as: (i) the process for identifying potential successor general partners and for obtaining HUD approval of such successors; (ii) refinement of the roles of the


                                  EXHIBIT C-4

        New York City Housing Partnership ("NYCHP"), the South Bronx Overall Economic Development Corporation ("SOBRO"), and other nonprofit organizations in the redevelopment process; (iii) involvement by tenants and community-based organizations and businesses in the redevelopment, ownership and management of the Development; and (iv) refinement of the role of the Subcontractors during the Interim Period and the Transition Period (as defined in Section 6 below). It is contemplated that transition to the new ownership structure will begin during the Interim Period through the transfer of the General Partners' interests, at such time as the successor general partners are approved by HUD, and through the assumption of responsibility by such parties for completion and implementation of the Long-Term Redevelopment Plan.

        3.6 Conclusion of Interim Period. In accordance with the foregoing, it is expected by the parties that the following will have been accomplished by the end of the Interim Period: (i) work under the Short-Term Renovation Plan will be largely completed; (ii) the Long-Term Redevelopment Plan will have been designed and work commenced thereunder; (iii) successor General Partners will have been selected for the Owners and their admission to the Owners will have, at minimum, commenced; (iv) HUD will be MIP.

4. Duties of General Partners During Interim Period. The General Partners will have the following duties and responsibilities, together with any others required to comply with the terms of this Agreement.

        4.1 Asset Manager. The General Partners will act as the asset manager (the "Asset Manager") for the Development until such time as HUD has approved the replacement of the General Partners by their successors. If HUD becomes MIP prior to replacement of the General Partners, the General Partners will continue to act as Asset Manager, subject to such additional requirements and limitations as shall be agreed upon by HUD and the General Partners. As Asset Manager, in addition to carrying out their responsibilities as fiduciaries under the various Partnership Agreements of the Owners, the General Partners will take the following actions:

                (a) Evaluate and approve the Short-Term Renovation Plan prepared by ARCO and the Subcontractors.

                (b) Monitor and approve the application of the Revenues to carry out the Short-Term Renovation Plan.

                (c) Assist in the preparation of a long-term renovation plan for the Development, including the provision of input on the question of the long-term physical and financial needs of the Development.


                                  EXHIBIT C-5

                (d) Provide advice as to whether the Short-Term Renovation Plan is carried out in a manner consistent with the long term plans for the Development and monitor the commencement of long-term renovations.

                (e) Cooperate in management changes at any of the Projects, as directed by HUD.

        In acting as Asset Manager with respect to the Development, the General Partners' consent or approval of various actions authorized by HUD shall not be unreasonably withheld or delayed, and after becoming MIP, if HUD shall determine that a particular action shall be necessary in order to protect or preserve the value of the Development or the interests of the United States Government, HUD shall be entitled to take or authorize such action after notice to the General Partners but without General Partner consent.

        4.2 New Structure. The General Partners will cooperate with HUD to implement a new ownership and management structure in the following respects:

                (a) Assess obligations and rights under each Project's partnership agreement with respect to (I) the transfer of the General Partner's interests, and (II) obtaining the consent necessary to establish HUD as MIP.

                (b) To the extent desired by HUD, assist HUD in the development and implementation of the Transition Plan regarding the transfer of the ownership of the Development to a locally-based ownership structure. During the Interim Period or as soon thereafter as HUD approves the successor general partners, approve one or more such successor general partner to implement the Transition Plan. At the time the General Partners are replaced by the successor general partners with respect to a particular Project, the applicable General Partners will cease to act as Asset Manager of the Project and become Special Limited Partners under the related Partnership Agreements.

                (c) Solicit the necessary limited partner consents which will be required to implement the Transition Plan, provide deeds-in-lieu of foreclosure as hereinafter contemplated at Section 6 and identify any problems in the current limited partnerships' structure which must be resolved during the Transition Period.

                (d) Provide all financial, management and physical information requested by HUD or the potential successor owners.


                                  EXHIBIT C-6

                (e) Instruct ARCO to cooperate in the preparation and filing of the J51 application for each of the Projects at such time and by such parties as are appropriate under the laws of the City of New York.

                (f) Ascertain the willingness of existing limited partners to participate in the Long-Term Redevelopment Plan.

5. Duties of HUD During Interim Period. HUD will have the following duties and responsibilities, together with any others required to comply with the terms of this Agreement.

        5.1 Approve Transition of Management. HUD will provide all necessary review and approvals to institute ARCO as the interim manager of the Development and to give ARCO the right to utilize the Subcontractors.

        5.2 Short-Term Renovation Plan. HUD will cooperate with the ARCO and the General Partners in developing the Short-Term Renovation Plan, providing such approvals and conditions as it determines appropriate. Toward this end, HUD will do the following:

                (a) Authorize the application of the Revenues to expenses under the Short-Term Renovation Plan (and particular long-term items, if desirable) in lieu of the payment of debt service obligations (such obligations to continue to accrue).

                (b) Permit direct expenditures from the FHA Fund, to the extent that it has legal authority to do so, if and to the extent that HUD determines it necessary to pay the Projects' real estate taxes and utilities bills, establishing any additional financial controls as it determines necessary as a consequence of such permission.

        5.3 Long-Term Redevelopment Plan. HUD will assign responsibility for preparation of the Long-Term Redevelopment Plan which will provide a long term management, ownership and financial plan to protect the interests of the parties hereto, the tenants, the future owners, the investors and the surrounding neighborhood. HUD will approve the transitional steps, including the selection process for the new owners and the interim ownership/management arrangements, as more particularly described in Section 6.

        5.4 Additional Financial Contributions. HUD will make preliminary determinations as to the availability of HUD assistance for implementation of the Long-Term Redevelopment Plan, including considering the role of mortgage sale/write-down in the redevelopment phase.


                                  EXHIBIT C-7

        5.5 Previous Participation Clearance. If they have complied with the terms of this Agreement, HUD agrees that it will not, during the Interim Period or thereafter, take adverse action under any Previous Participation review ore clearance with respect to the Owners, the Limited Partners, the General Partners, their principals and affiliates (including Continental Wingate Company, Inc., and its affiliates) and Unidos as a consequence of the Development. For purposes of the foregoing sentence, "adverse action" by HUD includes, but is not limited to, the denial, delay, withholding or conditioning of approval for any of the aforementioned parties or their affiliates to participate in any HUD or HUD-related program.

6. Transition Period. Upon the Termination Date, the parties anticipate the need for an additional twelve (12) month period (the "Transition Period") to implement the successor ownership structure, to permit HUD to operate as MIP until such structure is in place and to commence implementation of the Long-Term Redevelopment Plan. If, for any reason, upon the expiration of the Transition Period, the Owners remain the owners of record of the Projects, of if the Owners shall violate the terms of this Agrement or any subsequently approved Transition Plan during the Interim Period or Transition Period, the Owners agree to provide HUD with deeds-in-lieu of foreclosure (facilitated through the provision of deeds-in-escrow, which deeds shall be dated no later than January 2, 1998). During such Transition Period, the parties will accomplish the following objectives:

        6.1 Formation of Ownership Structure. To the extent not accomplished during the Interim Period, HUD, the General Partners and the Owners will agree on the manner for selecting the successor owners and general partners. If not admitted previously, the successor general partners shall be admitted as the general partners as soon as HUD's approval is obtained, but in no event later than the expiration of the Transition Period. As soon as the successor general partners are admitted to the existing partnerships, the current General Partners will withdraw and consent to HUD becoming the MIP, if such has not previously occurred.

        6.2 Transition to New Owners. If, to the extent and in the manner, contemplated by the Long-term Redevelopment Plan, the Project will be transferred to new owners during the Transition Period.

        6.3 Long-Term Redevelopment Plan. HUD will designate the parties to commerce implementation of the Long-Term Redevelopment Plan prepared during the Interim Period. The Plan will address the following items:

                (a) Reconfiguration of the Development, including the number of Projects, the potential demolition of certain buildings, ownership initiatives, and possible roles for non-profit entities.

                (b)     Sources of debt and equity.



                                  EXHIBIT C-8

                (c) Potential roles for New York City and New York State agencies.

Nothing herein is intended to prohibit HUD from exercising any rights which it may have with respect to the Development upon expiration or termination of the Interim Period, unless, and only to the extent that, it shall specifically agree to do so in the Transition Plan or other document executed for such purpose.

7.      Notice.

        7.1 Any notice required or permitted to be delivered hereunder shall, except as otherwise expressly provided herein, be deemed to have been given upon the earlier to occur of (i) actual receipt by the addressee thereof, or (ii) deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, or
        (iii) delivery to Federal Express or other recognized overnight courier service, addressed to HUD or the Owners, as the case may be, as follows:

        HUD:

                U.S. Department of Housing & Development
                451 7th Street, S.W.
                Washington, D.C. 20410
                Attention:

                with a copy to:

                Housing Strategies Incorporated
                209 Museum Road
                Charlotte, Vermont 05445
                Attention: Mr. Peter Richardson

        Owners for Phase I, Phase II, Phase III, and Phase V:

                c/o M.H. Development Corp.
                Old Central Wharf
                75 Central Street
                Boston, Massachusetts 02109-3497
                Attention: Mr. Robert Najarian



                                  EXHIBIT C-9
                with a copy to:

                Powell, Goldstein, Frazer & Murphy
                Suite 600
                1001 Pennsylvania Avenue, N.W.
                Washington, D.C. 20004
                Attention: Anthony S. Freedman, Esq.

        Owners for Phase IV, Phase VI, Phase VII, and Phase VIII:

                c/o Wingate Development Corp.
                Old Central Wharf
                75 Central Street
                Boston, Massachusetts 02109-3497
                Attention: Mr. Robert Najarian

                with a copy to:

                Powell, Goldstein, Frazer & Murphy
                Suite 600
                1001 Pennsylvania Avenue N.W.
                Washington, D.C. 20004
                Attention: Anthony S. Freedman, Esq.

8.      Miscellaneous.

        8.1 Successors Bound. This Agreement and all of the terms, provisions and covenants contained herein shall apply to, be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

        8.2 Captions. The captions employed in this Agreement are for convenience only and are not intended in any way to limit or amplify the terms and provisions of this Agreement.

        8.3     Time of Essence. Time is of the essence of this Agreement.

        8.4 Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York.

        8.5 Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and shall not be varied, amended, or superseded except by written agreement between the parties hereto.


                                  EXHIBIT C-10

        8.6 Severability. If any provision of this Agreement or application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

        8.7 Further Assurances. The parties each agree to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things supplemental, confirmatory or otherwise, as may be reasonably required by any party hereto for the purpose of or in connection with effecting or confirming the provisions hereof.

        8.8 Breach. Should any of the parties fail to comply with any of the terms of this Agreement, HUD shall have the option to cancel this Agreement with respect to such party upon ten (10) days written notice to all parties of the alleged breach and failure by such party to cure such breach within such ten (10) day period; provided, however, that if such breach is of a nature such that it cannot be cured within a ten
        (10) day period, the applicable party shall not be in breach of this Agreement if and so long as it shall commence a cure within ten (10) days and diligently pursue such cure to completion. HUD shall promptly notify the parties in writing of any alleged default upon obtaining knowledge thereof. HUD acknowledges that various actions required of the Owners under this Agreement may require consent of the limited partners of the Owners and that the General Partners shall not be in breach or default hereunder in the event of the failure to obtain consent of particular limited partners if the applicable General Partners shall have sought such consent diligently and in good faith. The failure of a particular Owner to comply with its obligations hereunder shall deny such Owner the benefits of this Agreement, including Section 5.5 hereof, provided, however, that if such failure is caused by the refusal of one or more limited partners of such Owner to provide required consent, the benefits of Section 5.5 hereof shall not be denied to the applicable General Partner(s) (or their affiliates) if such General Partner(s) shall have sought such consent diligently and in good faith.

        8.9 Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.



                                  EXHIBIT C-11

        IN WITNESS WHEREOF, the parties hereto do hereby execute this Interim Workout Agreement by their duly authorized representatives/general partners, as of the dates set forth above.

                                 The U.S. Department of Housing and Urban
                                 Development


                                 By:     /s/ ALBERT B. SULLIVAN
                                         --------------------------------
                                         Name:  Albert Sullivan
                                               --------------------------
                                         Title:
                                               --------------------------

                                 Mott Haven Associates Number One,
                                 a New York limited partnership

                                 By:     M.H. Development Corp., its
                                         General Partner

                                         By:
                                               --------------------------
                                               Name:
                                                     --------------------
                                               Title:
                                                     --------------------

                                        Mott Haven Associates Number Two,
                                        a New York limited partnership

                                 By:     M.H. Development Corp., its
                                         General Partner

                                         By:
                                               --------------------------
                                               Name:
                                                     --------------------
                                               Title:
                                                     --------------------


                                        Mott Haven Associates Number Three,
                                        a New York limited partnership

                                 By:     M.H. Development Corp., its
                                         General Partner

                                         By:
                                               --------------------------
                                               Name:
                                                     --------------------
                                               Title:
                                                     --------------------



                                  EXHIBIT C-12

        IN WITNESS WHEREOF, the parties hereto do hereby execute this Interim Workout Agreement by their duly authorized representatives/general partners, as of the dates set forth above.

                                 The U.S. Department of Housing and Urban
                                 Development


                                 By:
                                         --------------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------

                                 Mott Haven Associates Number One,
                                 a New York limited partnership

                                 By:    M.H. Development Corp., its
                                        General Partner

                                        By:   /s/ ROBERT NAJARIAN
                                              --------------------------
                                              Name: Robert Najarian
                                                    --------------------------
                                              Title: Vice President
                                                    --------------------------

                                        Mott Haven Associates Number Two,
                                        a New York limited partnership

                                        By:    M.H. Development Corp., its
                                               General Partner

                                                By:   /s/ ROBERT NAJARIAN
                                                      --------------------------
                                                      Name: Robert Najarian
                                                            --------------------
                                                      Title: Vice President
                                                            --------------------

                                        Mott Haven Associates Number Three,
                                        a New York limited partnership

                                        By:    M.H. Development Corp., its
                                               General Partner

                                                By:   /s/ ROBERT NAJARIAN
                                                      --------------------------
                                                      Name: Robert Najarian
                                                            --------------------
                                                      Title: Vice President
                                                            --------------------


                                  EXHIBIT C-13

                                 Mott Haven Associates Number Four,
                                 a New York limited partnership

                                 By:    Wingate Development Corp., its
                                        General Partner

                                         By:   /s/ ROBERT NAJARIAN
                                               --------------------------
                                               Name: Robert Najarian
                                                     --------------------------
                                               Title: Vice President
                                                     --------------------------

                                 Mott Haven Associates Number Five,
                                 a New York limited partnership

                                 By:    M.H. Development Corp., its
                                        General Partner

                                         By:   /s/ ROBERT NAJARIAN
                                               --------------------------
                                               Name: Robert Najarian
                                                     --------------------------
                                               Title: Vice President
                                                     --------------------------

                                 Mott Haven Associates Number Six,
                                 a New York limited partnership

                                 By:    Wingate Development Corp., its
                                        General Partner

                                         By:   /s/ ROBERT NAJARIAN
                                               --------------------------
                                               Name: Robert Najarian
                                                     --------------------------
                                               Title: Vice President
                                                     --------------------------

                                 Mott Haven Associates Number Seven,
                                 a New York limited partnership

                                 By:    Wingate Development Corp., its
                                        General Partner

                                         By:   /s/ ROBERT NAJARIAN
                                               --------------------------
                                               Name: Robert Najarian
                                                     --------------------------
                                               Title: Vice President
                                                     --------------------------





                                  EXHIBIT C-14

                                        Mott Haven Associates Number One,
                                        a New York limited partnership

                                        By:    Wingate Development Corp., its
                                               General Partner

                                               By:    /s/ ROBERT NAJARIAN
                                                      --------------------------
                                                      Name: Robert Najarian
                                                            --------------------
                                                      Title: Vice President
                                                            --------------------


                                  EXHIBIT C-15

                                   EXHIBIT A




                       Legal Description of Real Property









                                  EXHIBIT C-16

         [U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT LETTERHEAD]


REPRESENTATIVE COPY

Mr. Gerald Schuster
Continental Wingate Corp.
75 Central Street
Boston, Massachusetts 02109

Re:     Project Name:  Mott Haven Associates VIII
        Location:  Bronx, New York
        Project No. 012-44160

Dear Mr. Schuster:

        This letter, when properly executed by an authorized officer of Mott Haven Associates Number Eight (herein called the "Mortgagor"), shall constitute an agreement between the Mortgagor and the Secretary of Housing and Urban Development (herein called the "Secretary") with regard to the above-referenced Project (herein called the "Project.").

        WHEREAS, the Mortgagor has failed to make payments owed to the Secretary under a Mortgage Note secured by the Project, and has been duly declared to be in default of the Project's Mortgage by the Secretary;

        WHEREAS, the Regulatory Agreement entered into between the Mortgagor and the Secretary provides that the Secretary may take possession of the Project after such default by the Mortgagor;

        WHEREAS, the Mortgagor and Secretary with to provide for the orderly and peaceable transfer of the possession and management of the Project from the Mortgagor to the Secretary; and

        WHEREAS, the Mortgagor and the Department of Housing and Urban Development ("HUD") have entered into an Interim Workout Agreement, dated September 1, 1996, by and among HUD, the Mortgagor and various other parties (the "Interim Workout Agreement"), contemplating such orderly and peaceful transfer.

        NOW, THEREFORE, the Mortgagor and the Secretary agree as follows:

        1. The Mortgagor will deliver to the Secretary or his agents possession of all the property, real, personal or mixed, associated with, derived from or used in the operation of the Project.


                                  EXHIBIT D-1

        2. The Mortgagor and his agent will refrain from interfering in any way with the possession, preservation, operation and management of the Project by the Secretary or his agents.


        3. The Mortgagor hereby assigns to the Secretary the right to collect and receive all rents, charges and profits from the Project. The secretary agrees to use this Project income to pay necessary expenses for operating and preserving the Project and to also pay the Mortgagor's obligations under the Note and Mortgage when Project income exceeds operating expenses. When operating expenses exceed project income, any advances made by the Secretary will be added to the outstanding indebtedness due and payable under the Mortgage.


        4. The Mortgagor shall deliver to the Secretary forthwith, but in no event later than December 1, 1996, the following:


                (a) All funds held as tenant security deposits, along with an accounting for each tenant of the amount collected and date of collection.

                (b) All funds in Project operating accounts, reserve funds accounts and any other accounts derived from or associated with the operation of the Project.

                (c) All existing leases entered into between the Mortgagor and the current tenants of the Project, and a schedule of current rental rates.

                (d) All supplies, furniture, equipment and other personal property associated with the Project.

                (e) All existing service contracts for the Project including, but not limited to, contracts for landscaping, pest control, metered laundry equipment, air conditioning, and heating.


        5. The Mortgagor will preserve all financial records, books of account and related materials and make them available to the Secretary for inspection at any time. The Mortgagor will also provide the Secretary with a final financial accounting for the project covering the period from the Mortgagor's last audited financial statement to the date of possession by the Secretary. This accounting must be prepared by an independent public accountant and certified by the accountant and the Mortgagor in accordance with the requirements of HUD Handbook IG 2000.4 and HUD Handbook 4370.2, Revision 1. The Mortgagor shall provide this accounting by February 1, 1997.

        6. The Mortgagor acknowledges that the Secretary may act as the agent of the Mortgagor and any other party who has ownership interest in the project when necessary to carry out all management functions at the project, such as tenant evictions and rent increases, which are reserved to property owners by state law.

        7. The Mortgagor acknowledges that the Secretary, in taking possession of this project, assumes none of the liabilities, costs or expenses incurred by the Mortgagor prior to the taking of possession by the Secretary.

        8. The Secretary will proceed diligently to identify a replacement for the current General Partner (the "General Partner") of the Mortgagor. The Mortgagor will take all steps necessary to admit a replacement general partner so identified to the Mortgagor.

        9. Until the replacement of the General Partner of the Mortgagor or the disposition of the Project to a new mortgagor, the Secretary acknowledges that the General Partner will act as the asset manager (the "Asset Manager") for the Project, carrying out responsibilities as fiduciary under the Partnership Agreement of the Mortgagor. As Asset Manager, the General Partner will (a) monitor the application of Project income in accordance with the terms of this Mortgagee-in-Possession Agreement and any plans for the renovation of the Project approved by appropriate staff of the Department of Housing and Urban Development (HUD), (b) provide such advice and cooperation as may be required by the Secretary in developing and carrying out a long-term renovation plan for the Project, and (c) cooperate in management changes at the Project, as directed by the Secretary. In acting as Asset Manager with respect to the Project, the General Partner's consent or approval of various actions authorized by HUD shall not be unreasonably withheld or delayed, and if HUD shall determine that a particular action shall be necessary in order to protect or preserve the value of the Project or the interests of the United States Government, HUD shall be entitled to take or authorize such action after notice to the General Partner but without General Partner consent.

        10. Until the replacement of the General Partner of the Mortgagor or the disposition of the Project to a new mortgagor, the Secretary shall maintain casualty (all risk) and liability coverage for the Project comparable to that in effect prior to the Secretary becoming Mortgagee-in-Possession, provided that if the Secretary shall determine that the amount of any such coverage in effect prior to the Secretary becoming Mortgagee-in-Possession exceeds that which is reasonable and



                                  EXHIBIT D-3
        customary for similar properties, the Secretary may, upon giving notice to the Mortgagor, adjust the amount of such coverage to the reasonable and customary level.

11. Within 60 days after the execution of this Mortgagee-in-Possession Agreement, Mortgagor shall deliver to an escrow agent reasonably acceptable to HUD and the Mortgagor a deed-in-lieu of foreclosure dated no later than January 2, 1998. The terms of the escrow shall instruct the escrow agent (a) to destroy the deed-in-lieu of foreclosure upon (i) advice from the Secretary and the Mortgagor that the Project has been sold to a new owner or (ii) other joint instruction of the Secretary and the Mortgagor and (b) to deliver the deed-in-lieu of foreclosure to the Secretary on January 2, 1998, if no instruction is received pursuant to clause (a). If the Mortgagor shall fail to deliver a deed-in-lieu of foreclosure to an escrow agent as herein contemplated, the Secretary shall have the right to proceed against the Mortgagor and/or the Project under the terms of the Mortgage, the Regulatory Agreement and the Interim Workout Agreement, and the Mortgagor shall cease to have the benefits of the Interim Workout Agreement (provided that the General Partner shall have the benefits provided through Section 8.8 of the Interim Workout Agreement, if the failure to deliver the deed-in-lieu of foreclosure shall be caused by the failure of the limited partner(s) of the Mortgagor to consent to such delivery).

12. Except as modified herein, the Interim Workout Agreement shall continue to apply to the Project, the Mortgagor and the General Partner in accordance with its terms.

13. The Mortgagor acknowledges that the actions detailed herein are to be taken without prejudice to or waiver of any right of the Secretary in any matter that has or may rise in connection with the Project.

14. a. Subsequent to the replacement of the General Partner of the Mortgagor or the disposition of the Project to a new mortgagor, the Secretary may assign all of his rights under this agreement to any party who purchases the mortgage note on the Project at a nationally advertised sale (herein called the "Purchaser") and may take all steps which may be necessary to ensure an orderly transfer of possession.

        b. The Secretary will notify the Mortgagor of the assignment of his rights hereunder no less than three business days before the date on which the Purchaser is scheduled to take possession of the Project.



                                  EXHIBIT D-4

        c. The Mortgagor agrees that, notwithstanding the fact that the HUD Regulatory Agreement on the Project may terminate upon transfer of the note and mortgage to the Purchaser, this mortgagee-in-possession agreement will remain in full force and effect after the transfer, and the Mortgagor consents to the assignment of this agreement by the Secretary to the Purchaser.

                                        Sincerely,


                                        /s/ BERYL NIEWOOD
                                        -----------------
                                        Beryl Niewood
                                        Director
                                        Multifamily Housing Division


Secretary of Housing and                Mortgagor:
Urban Development                       Mott Haven Associates Number VIII

By: /s/ CHRIS GREER                     By: /s/ ROBERT NAJARIAN, V.P.
    ---------------                         ----------------------------

Title: DAS - MF                         Title: Corporate General Partner
       ------------                            -------------------------

Date: 11-25-96                          Date: 11/22/96
      -------------                           --------------------------


                                  EXHIBIT D-5

                                      DEED


THIS INDENTURE, made the second day of January, 1998, between Mott Haven Associates Number Seven, a New York Limited Partnership having offices at:

        75 Central Street
        Boston, Massachusetts 02109

Party of the first part, and

        Department of Housing and Urban Development
        451 7th Street, SW
        Washington, D.C. 20410

party of the second part,

WITNESSETH, that the party of the first part, in consideration of one dollar and other valuable consideration and by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

All that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough and County of Bronx, City and State of New York, bounded and described as follows (the "Property"):

                                  DESCRIPTION

BEGINNING at the corner formed by the intersection of the northerly side of Oak Terrace with the easterly side of Crimmins Avenue; running thence northerly along the easterly side of Crimmins Avenue 100 feet to the center line of the block; thence easterly at right angles to the easterly side of Crimmins Avenue and along said center line, 86.05 feet to the westerly side of Lot No. 97; thence southerly parallel with the easterly side of Crimmins Avenue and along the westerly side of Lot No. 97 on said map, 100 feet to the northerly line of Oak Terrace; thence westerly along the northerly side of Oak Terrace, 86.05 feet to the point or place of BEGINNING (591 Oak Terrace)

                                  DESCRIPTION

BEGINNING at a point on the southerly side of East 141st Street, distant 125 feet westerly from the corner formed by the intersection of the westerly side of Cypress Avenue and the southerly side of East 141st Street; running thence southerly at right angles with the southerly side of East 141st Street, 95 feet to the center line of the block; thence westerly parallel with the southerly side of East 141st Street and along the center line of the block, 98.56 feet to a line drawn southerly at right angles with the southerly side of East 141st Street from a point distant 581.73 feet easterly from the easterly side of St. Ann Avenue, thence northerly at right angles with the southerly side of East 141st Street, 95 feet to the southerly side of East 141st Street; thence easterly along the southerly side of East 141st Street, 98.56 feet more or less to the point or place of BEGINNING, (615-619 E. 141st Street)

                                  DESCRIPTION

BEGINNING at a point on the westerly side of Cypress Avenue, distant 320 feet southerly from the corner formed by the intersection of the westerly side of Cypress Avenue with the southerly side of St. Mary's Street; running thence westerly at right angles to the westerly side of Cypress Avenue and part of the distance through a party wall, 104.63 feet; thence southerly on a line which forms an angle on its easterly side of 91 degrees 08 minutes 04 seconds with the last course, 90.02 feet; thence easterly parallel with the first course and part of the distance through a party wall, 106.41 feet to the westerly side of Cypress Avenue; thence northerly along the westerly side of Cypress Avenue, 90 feet to the point or place of BEGINNING. (345-347 Cypress Avenue)

                                  DESCRIPTION

BEGINNING at a point on the northerly side of East 141st Street distant 27 feet easterly from the corner formed by the intersection of the northerly side of East 141st Street and the easterly side of Beekman Avenue; running thence northerly parallel with the easterly side of Beekman Avenue and part of the distance through a party wall, 100 feet; thence easterly parallel with the northerly side of East 141st Street, 81 feet; thence southerly again parallel with the easterly side of Beekman Avenue, 100 feet to the northerly side of East 141st Street; thence westerly along the northerly side of East 141st Street, 81 feet to the point or place of BEGINNING. (614-620 141st Street)

                                  EXHIBIT E-1

                                  DESCRIPTION

BEGINNING at a point on the westerly side of Beekman Avenue distant 75 feet northerly from the corner formed by the intersection of the northerly side of Oak Terrace with the westerly side of Beekman Avenue as shown on a map entitled "Plan of land owned by the William R. Beals Land & Improvement Co., 23rd Ward, N.Y.C." dated June 17, 1891, J.C. Thompson, C.E. and filed June 30th, 1891 in the Office of the Register of New York County as Map 4352; thence westerly parallel with the northerly side of Oak Terrace and part of the distance through a party wall, 100 feet; thence northerly parallel with the westerly side of Beekman Avenue, 50 feet; thence easterly parallel with the northerly side of Oak Terrace, 100 feet to the westerly side of Beekman Avenue; thence southerly along the westerly side of Beekman, 50 feet to the point or place of BEGINNING. Said premises being designated as Lots 89 and 90 on said map. (351-355 Beekman Avenue)

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises; TO HAVE TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

The Property is conveyed subject to and with the benefit of any and all considerations, easements, encumbrances and/or any matters of record and any state or local taxes whether or not due and payable. In witness whereof Mott Haven Associates Number Seven has executed this deed this 31st day of January, 1997.

                                        Mott Haven Associates Number Seven
                                        M. H. Development Corp.
                                        General Partner

                                        By:
                                           --------------------------------
                                           Robert G. Najarian,
                                           Vice President
In the presence of:


----------------------------
Wanda J. Vitagliano
Notary Public

My Commission Expires: 7/7/2000


                                  EXHIBIT E-2

                                      DEED

THIS INDENTURE, made the second day of January, 1998, BETWEEN, Mott Haven Associates Number Eight, a New York Limited Partnership having offices at:

                75 Central Street
                Boston, Massachusetts 02109

Party of the first part, and

                Department of Housing and Urban Development
                451 7th Street, SW
                Washington, D.C. 20410

party of the second part,

WITNESSETH, that the party of the first part, in consideration of ten dollars and other valuable consideration and by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Bronx, County of Bronx, City and State of New York, bounded and described as follows (the "Property"):

                                  DESCRIPTION

BEGINNING at a point on the northerly side of Oak Terrace, distant 150 feet westerly from the corner formed by the intersection of the northerly side of Oak Terrace and the westerly side of Beekman Avenue; running thence northerly parallel with Beekman Avenue and along the westerly line of Lot Number 95 on said map, 100 feet; thence westerly parallel with Oak Terrace and along the southerly line of lot number 83 and 82 on said map, 50 feet; thence southerly parallel with Beekman Avenue and along the easterly line of lot number 98 on said map, 100 feet to Oak Terrace; thence easterly along the northerly side of Oak Terrace, 50 feet to the point or place of BEGINNING. (327 Beekman)

                                  DESCRIPTION

BEGINNING at the corner formed by the intersection of the southerly side of Oak Terrace and the easterly side of Crimmins Avenue; running thence easterly along the said southerly side of Oak Terrace, 61.05 feet thence southerly, parallel with Crimmins Avenue, 100 feet, thence westerly parallel with Oak Terrace,
61.05 feet to the easterly side of Crimmins Avenue, thence northerly along the said easterly side of Crimmins Avenue, 100 feet to the point or place of BEGINNING. (601 Oak Terrace)

                                  DESCRIPTION

BEGINNING at the corner formed by the intersection of the southerly side of East 140th Street with the westerly side of Cypress Avenue; and running thence westerly along the southerly side of East 140th Street, 100 feet; thence southerly and at right angles with the southerly side of East 140th Street, 100 feet to the center line of the block; thence easterly along the said center line of the block and parallel with the southerly side of East 140th Street and part of the distance through a party wall, 112.67 feet to the westerly side of Cypress Avenue; and thence northerly along the westerly side of Cypress Avenue,
100.80 feet to the corner aforesaid the point or place of BEGINNING. (282-285 Cypress Avenue)

                                  DESCRIPTION

BEGINNING at a point formed by the intersection of the easterly side of Cypress Avenue with the northerly side of East 140th Street; running thence northerly along the easterly side of Cypress Avenue, 100 feet; thence easterly and parallel with the northerly side of East 140th Street, 120 feet; thence southerly and parallel with the easterly side of Cypress Avenue, 100 feet to the northerly side of East 140th Street; thence westerly and along the northerly side of East 140th Street; 120 feet to the point or place of BEGINNING. (673-675 E. 140th Street)

                                  DESCRIPTION

BEGINNING at a point on the westerly side of Beekman Avenue distant 75 feet southerly from the corner formed by the intersection of the westerly side of Beekman Avenue and the southerly side of Oak Terrace which point of beginning is also where the division line between lots 110 and 111 on the above mentioned map intersects the said westerly side of Beekman Avenue; running thence westerly parallel with the southerly side of Oak Terrace and along the northerly side of Lot 111; thence southerly parallel with the westerly side of Beekman Avenue and along the westerly side of Lots 111 and 112 on the above mentioned map, 50 feet to the southerly side of said lot 112; thence easterly again parallel with the southerly side of Oak Terrace and along the southerly side of Lot 112 on the above mentioned map, 100 feet to the westerly side of Beekman Avenue; thence northerly along the westerly side of Beekman Avenue, 50 feet to the point or place of BEGINNING. (592 Oak Terrace)


                                  EXHIBIT E-3

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises; TO HAVE TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

The Property is conveyed subject to and with the benefit of any and all considerations easements, encumbrances and/or any matters of record and any state or local taxes whether or not due and payable. In witness whereof Mott Haven Associates Number Eight has executed this deed this 31st day of January, 1997.

                                        Mott Haven Associates Number Eight
                                        M.H. Development Corp.
                                        General Partner


                                        By:
                                            --------------------------------
                                                Robert G. Najarian
                                                Vice President

In the presence of:


----------------------------------
    Wanda J. Vitagliano
    Notary Public

My Commission Expires: 7/7/2000



                                  EXHIBIT E-4

REPRESENTATIVE COPY

                                ESCROW AGREEMENT



        THIS ESCROW AGREEMENT (this "Agrement") dated as of March 25, 1997, is entered into by and among the U.S. DEPARTMENT OF HOUSING & URBAN DEVELOPMENT ("HUD") AND MOTT HAVEN ASSOCIATES NUMBER ONE (the "Owner").

                                   RECITALS:

        R-1. The Owner is the owner of record of Phase I of the project commonly known as the Jose De Diego Beekman Houses Phases I-VIII, a group of five and six story residential apartment buildings located in South Bronx, New York, as more particularly described on Exhibit A attached hereto.

        R-2. Phase I is identified as FHP Project No. 012-44043 (the "Project"). The Project was initially developed in cooperation with HUD in the Project Rehabilitation Program, an experimental housing initiative.

        R-3. M.H. Development Corp. is the general partner (the "General Partner") of the Project.

        R-4. HUD, the Owner and the General Partner, together with certain other parties, entered into an Interim Workout Agreement (the "Interim Agreement"), dated as of September 1, 1996, to provide for an interim period within which (i) immediately needed repairs of the Project can be carried out and long-term renovation planned, (ii) an appropriate community-based owner and manager can be identified, and (iii) a plan for transition to a new ownership and management structure can be developed (the "Transition").

        R-5. In accordance with the terms of the Interim Agreement, the Owner has agreed to provide HUD with a deed-in-lieu of foreclosure for the Project (the "Deed"), dated January 2, 1998, to be held pursuant to this Agreement.

        NOW, THEREFORE, FOR AND IN CONSIDERATION OF the recitals hereinabove set forth and the respective agreements and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:



                                  EXHIBIT F-1

                              STATEMENT OF TERMS:

1. Recitals. The Recitals set forth above, including, but not limited to, the representations made therein, are incorporated in this Agreement by reference and are made part of this Agreement as if restated herein in their entirety.

2. Definitions. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Interim Agreement.

3. Appointment of Escrow Agent. HUD and the Owner hereby appoint Hawkins, Delafield & Wood as Escrow Agent, and Escrow Agent agrees to such appointment, all pursuant to the terms of this Agreement.

4. Delivery of Deed to Escrow Agent. On the date of execution of this Agreement, the General Partner has delivered to Escrow Agent the Deed evidencing a deed-in-lieu of foreclosure for the Project. Escrow Agent will hold such Deed in its vault and will release it only pursuant to the terms and conditions of Section 5 of this Agreement.

5. Procedures for Release of Deed. Escrow Agent shall hold the Deed in escrow until the occurrence of the first of the following events:

    (a) If the Project is sold to a third party, upon advice of such sale from HUD and the General Partner, Escrow Agent shall destroy the deed, unless HUD shall further instruct the Escrow Agent to retain the Deed pursuant to this Agreement.

    (b) Upon receipt of joint written instructions from HUD and the Owner, properly authorized, Escrow Agent shall (i) dispose of the Deed in accordance with the written instructions or (ii) destroy the Deed.

    (c) If the Deed has not been previously disposed of or destroyed in accordance with clauses (a) or (b) above by January 2, 1998, Escrow Agent shall retain the Deed without recording it unless and until Escrow Agent receive instructions from HUD as to the delivery, recording, destruction or other disposition of the Deed. On and after January 2, 1998, Escrow Agent shall act solely and entirely upon the instructions of HUD with respect to the Deed.

6. Delivery Method. The Deed delivered under this Agreement will be delivered to the proper parties by Federal Express or another recognized overnight courier service that provides receipt of delivery.


                                  EXHIBIT F-2

7. Mortgage and Interim Agreement in Full Force and Effect. Nothing herein shall prevent HUD from availing itself of any remedies it may have under the mortgage relating to the Project (the "Mortgage") and the Interim Agreement; provided, however, that as long as Owner shall be acting in good faith cooperation with HUD and in accordance with the terms of the Interim Agreement and any transition plan developed pursuant thereto, HUD shall not initiate foreclosure action under the Mortgage.

8.      Rights and Duties of Escrow Agent.

        (a) Escrow Agent will not be liable for any actions taken or omitted upon the advice of counsel or upon a reasonable interpretation of any instructions or documents provided to it by HUD or the Owner that it reasonably believes to be genuine or duly authorized. Escrow Agent may decline to act if it is in reasonable doubt as to its duties under this Agreement and shall not be liable for such failure to act. Notwithstanding references herein to the interim Agreement, Escrow Agent will not be charged with, nor be deemed to have knowledge of, any terms or conditions thereof, and Escrow Agent will not be under any duty to make any investigation of facts reported to it hereunder.

        (b) If Escrow Agent shall incur any liability, damage or expense arising out of or resulting from any claim that Escrow Agent has improperly distributed the Deed under this Agreement, other than as a result of Escrow Agent's gross negligence or willful misconduct, HUD and the Owner (collectively, the "Indemnitor") shall indemnify and hold Escrow Agent harmless therefrom. Escrow Agent is not responsible for the genuineness of any signature and may rely conclusively upon, and shall be protected in acting upon, any list, advice, judicial order or decree, certificate, notice, request, consent, statement, instruction or other instrument believed by it in good faith to be genuine or to be signed or presented by the proper party, or duly authorized or properly made.

        (c) Escrow Agent is not responsible for any of the agreements described herein except for the performance of its duties as expressly set forth herein. Escrow Agent's duties and obligations hereunder will be governed solely by the provisions of this Agreement, and Escrow Agent shall not have any duties other than the duties expressly imposed herein and shall not be required to take any action other than in accordance with the terms of this Agreement.

        (d) Escrow Agent will not be bound by any notice of, or demand with respect to, any waiver, modification, amendment, termination, cancellation, rescission or other action under or with respect to this Agreement, unless duly executed by HUD and the Owner and, if Escrow Agent's rights and duties are affected


                                  EXHIBIT F-3
thereby, unless Escrow Agent has given its prior written consent thereto.

        (e) In the event of any controversy or dispute hereunder, or with respect to any question as to the construction of this Agreement, or any action to be taken by Escrow Agent hereunder, Escrow Agent will incur no liability for any action taken or omitted in good faith in accordance with the advice and the opinion of its counsel or its own reasonable judgment. In the event of any controversy or dispute hereunder, or with respect to any question as to the construction of this Agreement, or any action to be taken by Escrow Agent hereunder, Escrow Agent may request joint written instructions signed by HUD and the Owner and/or may seek advice of counsel or commence an interpleader action or seek any other appropriate relief from a court of competent jurisdiction. The parties each consent to jurisdiction and venue in such court. If Escrow Agent deems it necessary to seek advice of counsel under this Section 8(e), HUD and the Owner will reimburse Escrow Agent for the actual and reasonable costs of such counsel.

        (f) Escrow Agent's liability under this Agreement will be limited solely to gross negligence or willful misconduct on its part.

        [(g)    The parties acknowledge that Escrow Agent is a law firm
currently representing the Owner in the Transition. The Owner agrees that this Agreement and the performance of the terms thereof by Escrow Agent will not act in any manner to disqualify the law firm of Hawkins, Delafield & Wood from continuing its representation of the Owner in the Transition. HUD and the Owner, each having advice of separate counsel, hereby waive conflict, if any, created by Escrow Agent simultaneously serving as Escrow Agent under this Agreement and in its representation of the Owner in the Transition.]

        (h) Escrow Agent shall perform its duties hereunder without separate compensation. All expenses of Escrow Agent shall be reimbursed, upon demand, by Owner using Project funds.

9.      Term.   The term of this Agreement shall commence on the date of
execution hereof and shall terminate upon the date on which the Deed is released in accordance with Section 5 hereof.

10. Notice. Any notice required or permitted to be delivered hereunder shall, except as otherwise expressly provided herein, be deemed to have been given upon the earlier to occur of (i) actual receipt by the addressee thereof, or (ii) deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, or (iii) delivery to Federal Express or other recognized overnight courier service, addressed to HUD or the Owner, as the case may be, as follows:


                                  EXHIBIT F-4

        HUD:

                U.S. Department of Housing & Development
                451 7th Street, S.W.
                Washington, D.C.  20410
                Attention:

                with a copy to:

                Housing Strategies Incorporated
                209 Museum Road
                Charlotte, Vermont  05445
                Attention:  Mr. Peter Richardson

        Owner:

                c/o M.H. Development Corp.
                Old Central Wharf
                75 Central Street
                Boston, Massachusetts  02109-3497
                Attention:  Mr. Robert Najarian

        Escrow Agent:

                Hawkins, Delafield & Wood
                1015 15th Street N.W.
                Suite 930
                Washington, D.C.  20005
                Attention:  Anthony S. Freedman, Esq.

11.     Miscellaneous.

        (a) Successors Bound. This Agreement and all of the terms, provisions and covenants contained herein shall apply to, be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

        (b) Captions. The captions employed in this Agreement are for convenience only and are not intended in any way to limit or amplify the terms and provisions of this Agreement.

        (c) Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York.

        (d) Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and shall not be varied, amended, or superseded except by written agreement between the parties hereto.



                                  EXHIBIT F-5

        (e) Severability. If any provision of this Agreement or application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

        (f) Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.



                                  EXHIBIT F-6

        IN WITNESS WHEREOF, the parties hereto do hereby execute this Escrow Agreement by their duly authorized representatives/general partners, as of the dates set forth above.


                                The U.S. Department of Housing and
                                Urban Development



                                By: /s/ ALBERT B. SULLIVAN
                                    -------------------------------
                                    Name:
                                        ---------------------------
                                    Title:
                                        ---------------------------


                                Mott Haven Associates Number One,
                                a New York limited partnership

                                By: M.H. Development Corp., its
                                    General Partner

                                    By:
                                        ----------------------------
                                        Name:
                                             -----------------------
                                        Title:
                                             -----------------------

                                    Hawkins, Delafield & Wood

                                    By:
                                        ----------------------------
                                        Anthony S. Freedman




                                  EXHIBIT F-7

        IN WITNESS WHEREOF, the parties hereto do hereby execute this Escrow Agreement by their duly authorized representatives/general partners, as of the dates set forth above.


                                The U.S. Department of Housing and
                                Urban Development



                                By:
                                    -------------------------------
                                    Name:
                                        ---------------------------
                                    Title:
                                        ---------------------------


                                Mott Haven Associates Number One,
                                a New York limited partnership

                                By: M.H. Development Corp., its
                                    General Partner

                                    By: /s/ ROBERT NAJARIAN
                                        ----------------------------
                                        Name: Robert Najarian
                                             -----------------------
                                        Title: Vice President
                                             -----------------------

                                    Hawkins, Delafield & Wood

                                    By: /s/ ANTHONY S. FREEMAN
                                        ----------------------------
                                        Anthony S. Freedman




                                  EXHIBIT F-8

                                   EXHIBIT A



                       LEGAL DESCRIPTION OF REAL PROPERTY







                                  EXHIBIT F-9

April 29, 1997




Interfinancial Real Estate Management Company
c/o Security Properties, Inc.
1201 Third Avenue, Suite 5400
Seattle, Washington   98101


RE:      URBAN IMPROVEMENT FUND 1973 - II
         AMENDMENT TO THE PARTNERSHIP AGREEMENT

Ladies and Gentlemen:

The undersigned is counsel to Interfinancial Real Estate Management Company, a Washington corporation (formerly a Georgia corporation), general partner ("General Partner") of Urban Improvement Fund 1973 - II, a California limited partnership sometimes known as Urban Improvement Fund Limited 1973 - II (the "Partnership"). This opinion is delivered to you pursuant to Section 18 of that certain Amended Certificate and Agreement of Limited Partnership of the Partnership, dated as of October 17, 1973, as amended ("Partnership Agreement"). Capitalized terms not otherwise defined herein are defined as set forth in the Partnership Agreement.

We have examined originals or copies of only the following documents, records and instruments:

(a)      The Partnership Agreement.

(b) A proposed amendment to the Partnership Agreement, a copy of which is attached to this opinion (the "Amendment").

(c) A certificate from the General Partner setting forth various representations concerning factual matters relating to various aspects of the matters covered by this opinion.


                                  Exhibit G-1

Interfinancial Real Estate Company
April 29, 1997
Page 2




The agreements and certificate referred to above will be referred to herein as the "Documents."

                                   ASSUMPTIONS

For purposes of rendering this opinion, we have assumed the following:

A. The Partnership is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of California and has full power and authority to carry on its business as it is now being conducted and to own, lease and operate the properties and assets it now owns, leases and operates.

B. In connection with the adoption of the Amendment, the General Partner will comply with the written notice requirements set forth in Section 21 of the Partnership Agreement.

C. The Amendment will be approved by the General Partner with the requisite consent of holders of outstanding Partnership Interests, as required under Section 18 of the Partnership Agreement.

Except to the extent otherwise set forth herein, we have not examined our internal files, we do not imply that we have conducted or are required to conduct legal research, and we have not undertaken any other investigation.

                                     OPINION

Based solely upon the foregoing and on our examination of such questions of law as we have deemed necessary or appropriate for the purpose of this opinion, and subject to the assumptions and qualifications set forth herein, we are of the opinion that the Amendment, upon due execution by the General Partner pursuant to the power of attorney granted it under the Partnership Agreement, will be legal within the meaning of Section 18 of the Partnership Agreement.

The opinion rendered herein is limited to the laws of the State of California presently in force on the persons and transactions herein described, and we express no opinion as to the applicability or effect of the laws of any other jurisdiction. We express no opinion as to the requisite consent of holders of Partnership Interests required by the Partnership Agreement in connection with the Amendment.



                                  Exhibit G-2

Interfinancial Real Estate Company
April 29, 1997
Page 3


This opinion is rendered to you in connection with the Amendment and is for your exclusive benefit. This opinion may not be relied upon by you for any other purpose and, without our prior written consent, may not be relied upon or furnished or quoted to any other person, firm or corporation for any purpose, other than as may be required in response to the order of a court of competent jurisdiction, or in connection with the Proxy Statement submitted by you to the Limited Partners of the Partnership.

Neither you nor any other person to whom we may grant our consent to rely upon this opinion may rely upon any portion of this opinion which such person knows to be false or has information which would make reliance upon such portion of the opinion unreasonable in the circumstances. We expressly disclaim any obligation to advise you of any changes or developments in matters of law or fact covered by this opinion that occur after the date hereof.

Very truly yours,

GRAHAM & JAMES LLP/RIDDELL WILLIAMS P.S.




By: /s/ F. WOODRUFF
   -------------------------------
         Frank C. Woodruff




                                  Exhibit G-3

                              PROPOSED AMENDMENT TO
            AMENDED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP
                                       OF

                    URBAN IMPROVEMENT FUND LIMITED - 1973-II

         The Amended Certificate and Agreement of Limited Partnership (the "Partnership Agreement") of Urban Improvement Fund Limited (the "Partnership") is further amended as follows:

         Section 9.C(1)(iv) of the Partnership Agreement is amended to read as follows:

                  (iv) The Partnership will not sell any Project or interests therein, except exempted sales to qualified tenant groups, if the cash proceeds would be less than the taxes at the then maximum state and federal capital gains tax rates. (Upon such sales the Partnership will distribute to the Partners from the proceeds sufficient cash to pay the state and federal capital gains tax at the then maximum rates and distribute to the Partners the balance of the proceeds). However, nothing in this section shall prohibit the Partnership from: (a) granting a deed in lieu of foreclosure for any Project, or interests therein and (b) consenting to that certain Workout Agreement between the U.S. Department of Housing & Urban Development and Mott Haven Associates numbers I through VIII and to consent to and/or execute all documents necessary to effectuate the terms of that Workout Agreement.


                                   Exhibit G-4